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                                                                    EXHIBIT 10.1


                           AMENDMENT NO. 3 dated as of March 29, 2002 to the Credit, Security, Guaranty and Pledge Agreement dated as of August 31, 2001, as amended as of December 14, 2001 and December 31, 2001, among Crown Media Holdings, Inc. (the "Borrower"), the Guarantors named therein, the Lenders referred to therein and JPMorgan Chase Bank (formerly known as The Chase Manhattan
                           Bank), as Administrative Agent and as Issuing Bank for the Lenders (the "Agent") (the "Credit Agreement").

                             INTRODUCTORY STATEMENT

         WHEREAS, the Lenders have made available to the Borrower a credit facility pursuant to the terms of the Credit Agreement.

         WHEREAS, the Borrower desires to reorganize various of its subsidiaries in order for its corporate structure to reflect the operating activities and the financial reporting of its domestic and international programming channels (the "Reorganization").

         WHEREAS, pursuant to the Reorganization, Crown Media International, Inc., a Delaware corporation, will be converted into a Delaware limited liability company with the name Crown Media International, LLC.

         WHEREAS, pursuant to the Reorganization, CM Intermediary, LLC ("CM Intermediary") will be created as an intermediate holding company and the only first tier subsidiary of the Borrower (other than Crown Media Trust) and will be the sole member of (i) Crown Media International, LLC, (ii) Crown Media Distribution, LLC and (iii) Crown Media United States, LLC and the sole shareholder of Crown Entertainment Limited.

         WHEREAS, pursuant to the Reorganization, CM Intermediary will become party to the Credit Agreement as a Guarantor in accordance with Section 5.15 of the Credit Agreement.

         WHEREAS, pursuant to the Reorganization, the Agent (on behalf of itself, the Issuing Bank and the Lenders) will surrender the pledged securities of (i) Crown Media International, Inc., (ii) Crown Entertainment Limited, (iii) Crown Media Distribution, LLC and (iv) Crown Media United States, LLC as they are listed on Schedule 3.23 to the Credit Agreement so that the membership interests or stock certificates, as the case may be, of such entities (the "Equity Interests") may be reissued to CM Intermediary and CM Intermediary may re-pledge the Equity Interests to the Agent (for the benefit of itself, the Issuing Bank and the Lenders) pursuant to Section 5.15 of the Credit Agreement.


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         WHEREAS, the Borrower has requested certain amendments to the Credit
Agreement to, amongst other matters, permit the Reorganization and the Lenders and the Agent have agreed to further amendments to the Credit Agreement, all on the terms and subject to the conditions hereinafter set forth.

         NOW THEREFORE, the parties hereto hereby agree as follows:

         Section 1. Defined Terms. Capitalized terms used herein and not otherwise defined herein shall have the meaning given them in the Credit Agreement.

         Section 2. Amendments to the Credit Agreement. Subject to the satisfaction of the conditions precedent set forth in Section 4 hereof, the Credit Agreement is hereby amended as of the Effective Date (as hereinafter defined) as follows:

                  (A) Article 1 of the Credit Agreement is hereby amended by adding the following definition in the appropriate alphabetic sequence:

"`CM Intermediary' shall mean CM Intermediary, LLC, a Delaware limited liability company."

                  (B) Section 3.25 of the Credit Agreement is hereby amended by adding the words "As of the date hereof," to the beginning of the sentence appearing therein.

                  (C) Section 6.1(ii) of the Credit Agreement is hereby amended by deleting the number "$30,000,000" appearing therein and inserting in lieu thereof the number "$47,000,000".

                  (D) Section 6.10 of the Credit Agreement is hereby amended by deleting the words "$11,000,000 for fiscal year 2002" appearing therein and inserting in lieu thereof the words "$34,000,000 for fiscal year 2002 (provided, however, that at least $23,000,000 of such Capital Expenditures is used in connection with a Capital Lease of a transponder on a satellite)".

                  (E) Section 6.26 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

                  "Create any first tier Subsidiary other than CM Intermediary and Crown Media Trust or have any asset relating to the channels (i) at a corporate level above CM Intermediary or
                  (ii) in Crown Media Trust."

                  (F) Schedule 3.6(a) to the Credit Agreement is hereby amended by changing the reference to the number of issued shares of Crown Media International (HK) Limited from "2" to "1000" and by further amending the number of shares of Crown Media International (HK) Limited held by Crown Media International, Inc. to read "500" and the number of shares of Crown Media International (HK) Limited held by Crown Media International (Singapore) Inc. to read "500".

         Section 3. Consent. The Borrower has requested that the Agent and the Lenders consent to a waiver of compliance by the Borrower of the portion of
Section 6.10 of the Credit Agreement which


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states that the Borrower shall not have Capital Expenditures in excess of
$25,000,000 for fiscal year 2001. At the request of the Borrower, each Lender by its signature hereto hereby waives such requirement of Section 6.10 in connection with a non-cash exchange for video tape-decks between the Borrower and Sony Electronics, Inc. of approximately $1,200,000.

         Section 4. Conditions to Effectiveness. The effectiveness of this Amendment is subject to the satisfaction in full of each of the conditions precedent set forth in this Section 4 (the date on which all such conditions have been satisfied being herein called the "Effective Date"):

                  (A) the Agent shall have received (i) counterparts of this Amendment which, when taken together, bear the signatures of the Borrower, each Guarantor, the Agent and the Required Lenders, (ii) a copy of the Instrument of Assumption and Joinder in the form attached as Exhibit J to the Credit Agreement executed by CM Intermediary and (iii) definitive certificates representing the Equity Interests duly endorsed or executed in blank by the appropriate Pledgor;

                  (B) a Uniform Commercial Code financing statement in favor of the Agent (on behalf of itself, the Issuing Bank and the Lenders) covering all of the property of CM Intermediary shall have been filed with the Delaware Secretary of State pursuant to Section 5.15 of the Credit Agreement; and

                  (C) all legal matters incident to this Amendment shall be satisfactory to Morgan, Lewis & Bockius LLP, counsel for the Agent.

         Section 5. Representations and Warranties of the Credit Parties. Each Credit Party represents and warrants that:

                  (A) after giving effect to the Reorganization, the corporate structure of the Borrower and its Subsidiaries shall be as set forth in Exhibit A hereto.

                  (B) after giving effect to this Amendment, the representations and warranties contained in the Credit Agreement are true and correct in all material respects on and as of the date hereof as if such representations and warranties had been made on and as of the date hereof (except to the extent that any such representations and warranties specifically relate to an earlier date); and

                  (C) after giving effect to this Amendment, no Event of Default or Default will have occurred and be continuing on and as of the date hereof.

         Section 6. Further Assurances. At any time and from time to time, upon the Agent's request and at the sole expense of the Credit Parties, each Credit Party will promptly and duly execute and deliver any and all further instruments and documents and take such further action as the Agent reasonably deems necessary to effect the purposes of this Amendment.

         Section 7. Fundamental Documents. This Amendment is designated a Fundamental Document by the Agent.


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         Section 8. Full Force and Effect. Except as expressly amended hereby, the Credit Agreement and the other Fundamental Documents shall continue in full force and effect in accordance with the provisions thereof on the date hereof. As used in the Credit Agreement, the terms "Agreement", "this Agreement", "herein", "hereafter", "hereto", "hereof", and words of similar import, shall, unless the context otherwise requires, mean the Credit Agreement as amended by this Amendment.

         Section 9. APPLICABLE LAW. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

         Section 10. Counterparts. This Amendment may be executed in two or more counterparts, each of which shall constitute an original, but all of which when taken together shall constitute but one instrument.

         Section 11. Expenses. The Borrower agrees to pay all out-of-pocket expenses incurred by the Agent in connection with the preparation, execution and delivery of this Amendment, including, but not limited to, the reasonable fees and disbursements of counsel for the Agent.

         Section 12. Headings. The headings of this Amendment are for the purposes of reference only and shall not affect the construction of or be taken into consideration in interpreting this Amendment.



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                  IN WITNESS WHEREOF, the parties hereby have caused this
Amendment to be duly executed as of the date first written above.

                                 BORROWER:

                                 CROWN MEDIA HOLDINGS, INC.



                                 By /s/ C. Stanford
                                    --------------------------------------------
                                    Name: Charles Stanford
                                    Title: Executive Vice President

                                 GUARANTORS:

                                 CM INTERMEDIARY, LLC
                                 CROWN MEDIA INTERNATIONAL, INC.
                                 CROWN MEDIA INTERNATIONAL (SINGAPORE) INC.
                                 CROWN ENTERTAINMENT LIMITED
                                 CROWN MEDIA DISTRIBUTION, LLC
                                 CROWN MEDIA INTERNATIONAL (HK) LIMITED
                                 HEN, LLC
                                 HEN (L) LTD.
                                 HM HOLDINGS OF DELAWARE LLC
                                 CROWN MEDIA UNITED STATES, LLC
                                 HM INTERMEDIARY LLC
                                 CITI TEEVEE, LLC
                                 DOONE CITY PICTURES, LLC
                                 HALLMARK INDIA PRIVATE LIMITED



                                 By /s/ C. Stanford
                                    --------------------------------------------
                                    Name: Charles Stanford
                                    Title: Vice President


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                                 LENDERS:

                                 JPMORGAN CHASE BANK (f/k/a
                                 The Chase Manhattan Bank),
                                 individually and as Issuing
                                 Bank and Agent



                                 By /s/ Dennis Heffernan
                                    --------------------------------------------
                                    Name: Dennis Heffernan
                                    Title: Vice President

                                 BANK OF AMERICA, N. A.



                                 By /s/ Michael Pavell
                                    --------------------------------------------
                                    Name: Michael Pavell
                                    Title: Principal

                                 CREDIT SUISSE FIRST BOSTON



                                 By /s/ Jay Chall
                                    --------------------------------------------
                                    Name: Jay Chall
                                    Title: Director



                                 By /s/ Cassandra Droogan
                                    --------------------------------------------
                                    Name: Cassandra Droogan
                                    Title: Associate

                                 CITICORP USA, INC.



                                 By /s/ Robert F. Parr
                                    --------------------------------------------
                                    Name: Robert F. Parr
                                    Title: Managing Director



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                                 DEUTSCHE BANK AG NEW YORK BRANCH


                                 By /s/ Thomas A. Foley
                                    --------------------------------------------
                                    Name: Thomas A. Foley
                                    Title: Vice President


                                 By /s/ William W. McGinty
                                    --------------------------------------------
                                    Name: William W. McGinty
                                    Title: Director

                                 ROYAL BANK OF CANADA


                                 By /s/ Barbara Meijer
                                    --------------------------------------------
                                    Name: Barbara Meijer
                                    Title: Managing Director

                                 ABN AMRO BANK N.V.


                                 By /s/ Wendy L. Watters
                                    --------------------------------------------
                                    Name: Wendy L. Watters
                                    Title: Vice President


                                 By /s/ Terrence J. Ward
                                    --------------------------------------------
                                    Name: Terrence J. Ward
                                    Title: Group Vice President

                                 BANK ONE, NA (Main Office Chicago)


                                 By /s/ Suzanne Ergastolo
                                    --------------------------------------------
                                    Name: Suzanne Ergastolo
                                    Title: Vice President


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                                 WESTDEUTSCHE LANDESBANK GIROZENTRALE,
                                 NEW YORK BRANCH



                                 By
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                                   Name:
                                   Title:


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